UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

RICE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39644	85-2867266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

102 East Main Street, Second Story Carnegie, Pennsylvania	15106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 446-6259

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	RICE U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	RICE	The New York Stock Exchange
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RICE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2021, Rice Acquisition Corp. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (“SEC”).

On April 12, 2021, the staff of the SEC issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (‘SPACs’)” (the “Statement”), which expressed the view that certain terms and conditions common to warrants issued by special purpose acquisition companies (“SPACs”) may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. As the Company reported in its Form 12b-25 filed with the SEC on May 18, 2021, in light of the Statement, the Company concluded that its warrants, which since issuance in October 2020 were accounted for as equity within the Company’s balance sheet, should be presented as liabilities with subsequent fair value remeasurement, and on May 13, 2021, the Company filed restated audited financial statements as of and for the period from September 1, 2020 (inception) through December 31, 2020 in Amendment No. 1 to its Annual Report on Form 10-K/A (the “Restatement”). As a result of the considerable time and dedication of resources required to complete the Restatement, the Company was unable to timely file the Form 10-Q with the SEC.

On May 26, 2021, the Company filed the Form 10-Q, curing the late filer deficiency and regaining compliance with the NYSE’s continued listing standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2021

RICE ACQUISITION CORP.

By:	/s/ James Wilmot Rogers
Name:	James Wilmot Rogers
Title:	Chief Accounting Officer and Secretary